Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                          dated January 13, 2004 to the
                  Morgan Stanley Variable Annuity II Prospectus
                                dated May 1, 2003

Effective February 2, 2004

This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. Please read this supplement carefully and retain it for future reference together with your prospectus.

Effective February 2, 2004, we will limit new premium allocations and transfers into the following Sub-Accounts to a maximum of $50,000 per day for each of the following Sub-Accounts:

Morgan Stanley Variable Investment Series (Class X)

         Aggressive Equity                           Dividend Growth
         Equity                                      Income Builder
         Information                                 Limited Duration
         Quality Income Plus                         S&P 500 Index
         Strategist                                  Utilities

The Universal Institutional Funds, Inc. (Class I)

         Equity Growth
         Real Estate

Van Kampen Life Investment Trust (Class I)
         Comstock
         Emerging Growth

AIM Variable Insurance Funds (Series I)
         Capital Appreciation
         Growth Fund
         Premier Equity

AllianceBernstein Variable Products Series Fund (CLASS B SHARES)
         Growth
         Growth and Income
         Premier Growth

Putnam Variable Trust (Class 1B Shares)
         Growth and Income
         Voyager

However, if, as of February 2, 2004, you are enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to listed Sub-Accounts without regard to the $50,000 limitation. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you currently have funds allocated to the listed Sub-Accounts, you may continue those investments, but you may not make additional premium payments or transfers into any those Sub-Accounts in excess of $50,000 per day. Shares may be redeemed at any time.